Exhibit 99
American Gas Association Financial Forum Scottsdale, Arizona May 7 - 9, 2006 Exelon Corporation Public Service Enterprise Group Discussion Materials

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results of Exelon Corporation (Exelon), Commonwealth Edison Company, PECO Energy Company, and Exelon Generation Company LLC (collectively, the Exelon Companies) to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (a) the Exelon Companies' 2005 Annual Report on Form 10-K-ITEM 1A. Risk Factors, (b) the Exelon Companies' 2005 Annual Report on Form 10-K-ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17, and (c) other factors discussed in filings with the SEC by the Exelon Companies. The factors that could cause actual results of Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company, PSEG Power LLC, and PSEG Energy Holdings L.L.C. (collectively, the PSEG Companies) to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) the PSEG Companies' 2005 Annual Report on Forms 10-K and 10-Q, in (a) Forward Looking Statements (b) ITEM 1A. Risk Factors, and (c) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (2) other factors discussed in filings with the SEC by the PSEG Companies. A discussion of risks associated with the proposed merger of Exelon and PSEG is included in the joint proxy statement/prospectus that Exelon filed with the SEC pursuant to Rule 424(b)(3) on June 3, 2005 (Registration No. 333-122704). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Exelon Companies or the PSEG Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Company Representatives William McNeil Director - Regulatory Strategies Com Ed Joyce Carson VP - Investor Relations Exelon Corporation Marybeth Flater Manager - Investor Relations Exelon Corporation Pete Cistaro VP - Gas Delivery Public Service Electric & Gas Co. Dan Cregg Director - Financial Reporting & Communications PSEG Power Sue Carson Director - Investor Relations PSEG

Continued strong stand-alone performance at both Exelon and PSEG Value-added, operationally-driven merger Progressing towards close in third quarter 2006 Uniquely positioned generation business Large, low-cost, low-emissions, exceptionally well-run nuclear fleet Upside from end of below-market contracts in Illinois and Pennsylvania and re-pricing of forward market sales Improving power market fundamentals Stable growth delivery businesses with improving operations in three major metropolitan areas Strong balance sheet and financial discipline Experienced management team Key Messages

PSEG Overview Electric Customers: 2.1M Gas Customers: 1.7M Nuclear Capacity: 3,494 MW Total Capacity: 13,846 MW Traditional T&D Leveraged Leases 2006E Operating Earnings(1)(2): $875M - $950M 2006 EPS Guidance:(1)(2) $3.45 - $3.75 Assets (as of 12/31/05): $ 29.8B Domestic/Int'l Energy Regional Wholesale Energy Includes the parent impact of $(60-70)M Income from Continuing Operations, excluding merger-related costs (3) Income from Continuing Operations, excluding merger-related costs of $3M for PSE&G and $12M for PSEG Power 2005 Results: $347 M(3) $418 M(3) $196 M 2006 Range: $270M - $290M(2) $500M - $550M(2) $165M - $185M

2005 2006 0.99 0.96 0.8 activity 1.17 0.81 negative activity 0.18 0.03 0.15 Power Hope Creek Operations $.12 Recontracting & Higher Margins $.10 BGSS ($.11) MTM ($.09) New Assets ($.02) O&M ($.01) Additional Shares ($.02) $/Share Holdings Prior year gains Eagle Point, MPC, SEGS ($.13) Taxes ($.05) TIE MTM ($.02) TIE Ops $.04 Other .01 PSE&G Weather ($.07) Excess Depreciation Credit ($.04) Gas Margin ($.02) O&M & Other ($.03) Additional Shares ($.02) Year to Date Results - 1st Quarter 2006 2006 Operating Earnings** 2005 Operating Earnings* * Excludes ($.01) Merger Costs, and $.02 Discontinued Operations ** Excludes (.02) Merger Costs and $.02 Discontinued Operations ..81

2005 Actual Markets Operations New Assets Leases Other 2006 Guidance 2007 2008 West 890 890 1049 1010 966 914 0 0 0 Seminole 159 48 87 33 17 918 1000 1100 NDT 35 Weather Driven by Power Recontracting at Higher Commodity Prices $3.45 to $3.75** $3.65* PSEG Stand-Alone 2006 Earnings Guidance More than 10% Growth Each Year 244M Avg. Shares 253M Avg. Shares NDT Normal Weather *Excludes 14 cents per share of merger costs that are included in Income from Continuing Operations ** Excluding merger costs that are included in Income from Continuing Operations

NYMEX Natural Gas PJM West RTC Henry Hub $/MBTU PJM West RTC $/Mwh PJM Pricing Environment Electricity and Natural Gas Forward Price Movements 2003 - 2007

BGS Auction Results Transmission Ancillary services Load shape Congestion Risk premium Capacity RTC Forward Energy Cost RTC = round the clock Full Requirements 2003 Auction 2004 Auction 2005 Auction 2006 Auction East 34 37 45.14 67.7 West 21.59 18.05 20.77 34.51 $33 - $34 $36 - $37 $55.59 (34 Month NJ Avg.) $55.05 (36 Month NJ Avg.) $65.91 (36 Month NJ Avg.) $44 - $46 ~ $21 ~ $18 ~ $21 $102.21 (36 Month NJ Avg.) $67 - $70 ~ $32 Increase in Full Requirements Component Due to: Increased Congestion (East/West Basis) Anticipated Increase in Capacity Markets/RPM Higher Volatility in Market Increases Risk Premium

Significant Forward Hedging of Nuclear and Coal Percentages based on PSEG Power asset ownership as of March 31, 2006 > 95% 85 - 95% 65 - 80% 2006 2007 2008 % Hedged

PSE&G Regulatory Filings Excess Depreciation Credit $64M annual credit expired December 31, 2005 BPU Order Issued February 7, 2006 PSE&G to file 1Q 2006 actual results by June 15, 2006 $5M monthly impact on earnings and cash flow Gas Base Rate Case Current rates in effect since January 2002 $133 M revenue increase requested 3.78% Overall Increase Requested ROE 11% Depreciation Increase of $55M Schedule calls for BPU decision in early December

Residential Commercial Industrial Other Sales 14039 24155 6282 377 Residential Commercial Industrial Other Revenue 1644 2055 332 436 Residential Commercial Industrial Other 1453 699 463 1 Residential Commercial Industrial Other 1168 659 461 132 Electric Gas PSE&G Revenue & Sales

PSE&G's Gas Delivery System PSE&G Gas Delivery By Others

9th Largest Gas LDC in the U.S. 1.7 million gas customers 2,250 square mile franchise territory 2,003 employees (338 MAST, 1,665 Union) 3 Division Headquarters Northern: Oakland, Oradell, Clifton, Orange Central: Jersey City, Harrison, Summit Southern: Plainfield, New Brunswick, Trenton, Burlington, Audubon 17,520 miles of distribution main 70 miles of transmission main 16,234 miles of service Sales volume growth: 1.4% per year PSE&G's Gas Delivery Overview

Gas System Operations Center Monitor gas pipeline meter stations Five Interstate Pipelines serve NJ Monitor & operate remote control regulators Prepare daily system load estimates & coordinate gas deliveries Respond to pipeline and system emergencies Engineer & install pipes New construction Replacement projects Cast iron Ahead of paving System reinforcement Maintenance Mandated Programs Regulator & valve inspects Annual leak patrol Complete mark outs Repair gas leaks Gas Distribution PSE&G Gas Delivery Organization

PSE&G Appliance Service Operation First responder on all leak reports 99.7% within 1 hour Provide diagnostics for gas equipment and appliances Perform meter active/inactive orders Install, maintain, remove & replace meters and regulators APSO (Appliance Parts Service Order - charged repair services) Contract - covered parts and associated labor (1.3M contracts) Water Heater Replacement HVAC Replacement (boilers, furnaces, air conditioners) Utility Work Competitive Work

Gas Residential Bill Comparisons

PSE&G Electric System Transmission Distribution

0 10 ml 1 2 3 4 5 6 7 8 9 W a r r e n C o .. H u n t e r d o n C o .. M o r r i s C o .. B e r g e n C o .. E s s e x C o .. H u d s o n C o .. U n i o n C o .. M i d d l e s e x C o .. M e r c e r C o .. M o n m o u t h C o .. O c e a n C o .. B u r l i n g t o n C o .. C a m d e n C o .. S u s s e x C o .. P a s s a i c C o .. S o m e r s e t C o .. STATEN ISLAND G l o u c e s t e r C o .. COMBINED ELECTRIC & GAS TERRITORIES ELECTRIC TERRITORY GAS TERRITORY KEY: N E W S PSE&G's Electric Delivery Overview 2.1 million electric customers 2,600 square mile franchise territory 2,111 employees (434 MAST, 1,677 Union) 4 Division Headquarters Metropolitan, Palisades, Central, Southern 21,818 circuit miles, including 7,826 underground Sales volume growth: 1.2% per year

Electric Residential Bill Comparisons

20,000 4,000 8,000 12,000 16,000 2002 2003 2004 2005 2006 2007 2008 2002 FP Auction 1 Year 170 Tranches 2003 FP Auction 10 months 104 Tranches 2003 FP Auction 34 months 51 Tranches 2004 FP Auction - 1 Yr. 50 Tranches 2004 FP Auction - 3 Years 51 Tranches 2006 FP Auction Load 54 Tranches 2005 FP Auction Load 50 Tranches 2007 FP Auction Load (projected) Total NJ BGS Load (MW) New Jersey BGS Auction Structure

Exelon Overview

Exelon Overview

2006E Operating Earnings:	$2.0-$2.2B
2006 EPS Guidance:	$3.00-$3.30
Assets (12/31/05):	$42.4B

Exelon

Exelon Energy Delivery

Traditional T&D

ComEd (An Exelon Company) — *Illinois Utility*

PECO (An Exelon Company) — *Pennsylvania Utility*

Customers	ComEd	PECO
Electric:	3.7M	1.5M
Gas:	-	0.5M

ComEd & PECO each contribute ~25% of Operating Earnings

Exelon Generation

Regional Wholesale Energy

Nuclear Generation

Fossil Generation

Power Marketing

Nuclear Capacity:	16,856 MW
Total Capacity:	33,520 MW(1)

~50% of Operating Earnings

(1) At 12/31/05; includes long-term contracts and investments in two facilities in Mexico of 230 MWs

Note: See presentation appendix for adjusted (non-GAAP) operating reconciliations to GAAP

Exelon
22

Note: See presentation appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS 1Q 2006 Highlights: ICC approved ComEd energy procurement case Unfavorable weather Timing-related items Higher generation margins Increased nuclear capacity factor Year-to-date Results: 10% Annual Growth 2001 2002 2003 2004 2005 Meeting the Financial Challenge

2004A 2005A 2006 Estimate 2007 East 2.78 3.09 3 0.24 $2.78 $3.10 $3.00-$3.30 + Generation Margins + Weather + Load Growth - Other Exelon's EPS Drivers: 2004 - 2007 + Generation Margins + Load Growth - Weather - Higher O&M + End of Illinois Transition Period + PECO Generation Rate + Load Growth - Inflation Note: See presentation appendix for adjusted (non-GAAP) operating EPS reconciliations to GAAP 2005 Guidance: $3.00 - $3.15 Strong earnings growth will continue in 2006 and accelerate in 2007 Adjusted (non-GAAP) operating EPS Guidance

2006E 2007E 2008E 2009E 2010E 2011E PECO 40000 40000 40000 40000 40000 0 ComEd 80000 0 0 0 0 0 Market 80000 135000 135000 135000 135000 175000 Market sales PECO fixed price contract ~$50/MWhr ComEd fixed price contract ~$35/MWhr GWhrs Notes: Approximate 25,000 GWhr projected decrease in supply after 2006 reflects a reduction in purchased power. Chart representation for illustrative purposes only. PECO fixed price contract ~$45/MWhr Total Supply including Purchases Generation Market Opportunity Maximum allowable Generation share of ComEd auction (35% load cap)

2002 2003 2004 2005 2006E* 2007E* Generation 0.58 0.78 0.93 1.57 1.67 3.21 ComEd 1.13 1.18 1.16 0.77 0.78 0.5 PECO 0.7 0.65 0.69 0.76 0.7 0.65 A further shift in relative earnings contribution from Energy Delivery to Generation will occur in 2007 when ComEd becomes a pure wires company and Generation gets a market price for its Midwest production Composition of Operating EPS * 2006: represents mid-point of guidance range. 2007: represents Thomson First Call consensus EPS estimate of $4.36 as of 5/1/06 for Exelon stand-alone, not company guidance. Segment results are illustrative only. Note: See presentation appendix for adjusted (non-GAAP) operating EPS reconciliations to GAAP. $2.41 $2.61 $2.78 $3.10 $3.00-$3.30 (Illustrative)

2004 & Q1-Q2 2005 8/31/05: Distribution case filed 2/25/05: Procurement case filed Rates frozen since 1997 and subsequently reduced 20%. Expected increase with ComEd's mitigation proposal will bring residential rates no higher than 1995 level over 3 years. New rates effective January 1, 2007. 12/16/05: FERC confirms auction meets its principles 1/11/06: Legislative session began 5/06: Legislative session scheduled to end 1/24/06: ICC votes 5-0 for reverse auction Sept '06: Initial auction to take place 3/21-4/14/06: Hearings scheduled Illinois Regulatory/Legislative Timeline 6/8/06: ALJ proposed order Late July '06: ICC order Q3-Q4 2005 Q1 2006 Q2-Q3 2006 Fall '06: Veto session Dec '04: Post-'06 Final ICC Staff Report supported auction process Procurement Case Distribution Case Legislative Session

EEG Merger Overview

A "Powerful" Combination EEG: Enhanced earnings Regulatory and market diversity Increased operating flexibility Strong, stable cash flow with commitment to solid investment grade ratings Experienced management team PSEG Brings Excellence in transmission and distribution operations Expertise in BGS auction development and participation Strong gas LDC experience Exelon Brings Premier nuclear operation expertise Broad platform for earnings and cash flow growth Large merger integration success BGS = Basic Generation Service LDC = local distribution company

Generation numbers include long-term contracts Excludes any impact of purchase accounting (3) Income from Continuing Operations Combined The Nation's Premier Utility Company

Market Concentration Mitigation 7/1/05 - FERC issued merger approval order Working with DOJ and NJ BPU 4,000 MW Fossil Divestiture Must complete within 12 months of merger closing Peaking: 1,200 MW High Mid Merit: 900 MW CCGT: 1,200 MW Coal: 700 MW Merrill Lynch advising on sale 2,600 MW Nuclear Virtual Divestiture MDI selected as auction manager LD product sold as "Eastern Nuclear Generation Aggregate (ENGA)" PJM Market Monitor 2/9/06 report concluded that proposed 6,600 MW divestiture passes his market concentration screens, that are based on the DOJ merger policy guidelines, for the aggregate energy market Combined Cycle Peaking High Mid Merit Notes: The above map includes all EXC & PEG fossil assets in PJM-East that were included in Appendix J-12 of Dr. William H. Hieronymus' testimony as part of EXC's application under Section 203. Not all of these plants are necessarily under consideration for divestiture as part of the mitigation plan. Some of the sites are multi-unit sites; however, on this map, the entire site may have been classified under a single category. LD product = liquidated damages product

Corporate, Business Services 0.28 Trading 0.13 Fossil 0.1 Nuclear 0.29 Nuclear Production 0.2 20% ~$70m 29% ~$100m 28% ~$100m Trading Genco Corp/ Fossil Corporate, Business Services Nuclear Production Improvements Corp/BSC 0.63 Utility 0.37 43% ~$65m T&D Operations 57% ~$85m Corporate, Business Services 13% ~$45m 10% ~$35m Nuclear Cost Reduction Note: Regulated synergies reflect February 4, 2005 testimony. Unregulated: Exelon Generation Regulated: Exelon Energy Delivery (70% = $350 million) (30% = $150 million) $500 Million of Synergies Beyond Year 1 Synergies are mostly unregulated and backed-up by detailed execution plans Completed substantially all merger integration planning work - prepared to quickly execute

Merger Regulatory Update Status of major filings/approvals: FERC order approving merger without hearing issued 7/1/05 FERC approved the application as proposed with no surprises New merger review provisions in Energy Policy Act of 2005 do not apply Department of Justice Hart-Scott-Rodino review The waiting period expired 9/1/05 DOJ review continues Pennsylvania PA Public Utility Commission approved settlement on 1/27/06 New Jersey Schedule revised; hearings concluded end of March Final NJ Board of Public Utilities' decision expected later; merger close anticipated in the third quarter 2006

Dec 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Announce Transaction 12/20/04 Shareholder Approvals 7/05 FERC, NJBPU, PAPUC, ICC* Regulatory Filings 2/4/05 File Joint Proxy Statement 2/10/05 Work to Secure Regulatory Approvals (FERC, DOJ, ICC*, PA PUC, NJ BPU, and others) Develop Transition Implementation Plans CLOSE TRANSACTION Beginning 1/17/05, Implement Nuclear Operating Services Agreement Q2-Q3 2006 * Notice filing only FERC Approval Order 7/1/05 Respond to DOJ 2nd Request NJ BPU Hearings Scheduled NJ BPU Final Decision Expected PA PUC Settlement Approval 1/27/06 Anticipated Merger Timeline NJ Settlement Discussions NJ Settlement Discussions Scheduled

Unmatched scale and scope through merger Strong balance sheet and financial discipline Stable growth delivery business with improving operations Exceptional generation business uniquely positioned to benefit from: improving power market fundamentals continuing excellence in operations increasing environmental restrictions on fossil fuels Experienced management team EE&G Value Proposition

Appendix - Additional Information

11,300 MW 5,291 MW 16,591 MW 8,772 MW Midwest Owned Generation: Contracted Gen: Total Generation: ComEd PPA Avg Load: 2,299 MW 2,900 MW 5,199 MW ERCOT/South Owned Generation: Contracted Gen: Total Generation: 10,958 MW 4,414 MW Mid-Atlantic Owned Generation:: PECO PPA Avg Load: 25,099 MW 8,191 MW 33,290 MW Total Owned Generation: Contracted Gen: Total Generation: Generating Plants %MW Nuclear 50 Hydro 5 Coal 9 Intermediate 7 Peaker 29 Exelon Energy Delivery Retail Customers 3.7M Electric in Northern Illinois 1.5M Electric and 0.5M Gas in Southeastern Pennsylvania 542 MW New England Owned Generation: Note: Megawatts based on Exelon Generation's ownership as of 12/31/05; excludes investments in two facilities in Mexico of 230 MWs Exelon is positioned as a multi-regional, baseload producer with merchant activity in the South Our Regional Positions

Expected EPS Drivers Guidance: $3.00 - $3.30 Notes: For reconciliation to GAAP reported EPS, see 4Q 05 earnings release attachments within Exhibit 99 of Form 8-K filed 1/25/06. 2006 Adjusted (non-GAAP) Operating EPS - Stand-alone 2005A Weather Generating RNF Load Growth O&M Outages Amort. / Depr. Interest Expense Other 2006 Budget Invisible dataset 0 2.9755 2.9755 3.3289 3.236732 3.222023 3.192536 3.131035 3.131035 0 Green 3.0999 0.1245 0.353419011 0.092167645 0.186595322 0.010930095 0.029486914 0.061501258 0.018965 3.15 2006 Estimate Weather Generation RNF Interest Expense, Net All Other 2005 Actual Higher generation margins and normal load growth, partially offset by higher O&M costs, will continue to drive earnings growth in 2006 Nuclear Refueling Outages Risks and Opportunities +/- Nuclear Output +/- Weather +/- Power Prices +/- Natural Gas Prices +/- Economy $3.00 - $3.30 Depr./ Amort. Inflation: ($0.10) Pension & Benefits: ($0.05) Option Expense: ($0.04) Load Growth O&M

Exelon Consolidated: FFO / Interest 6.1x BBB 4.5x - 6.5x FFO / Debt 31% 30% - 45% Debt Ratio 51%(3) Generation: FFO / Interest 12.7x BBB+ 5.5x - 7.5x FFO / Debt 92% 40% - 55% Debt Ratio 31% ComEd: FFO / Interest 3.9x A- 3.5x - 4.2x FFO / Debt 18% 20% - 28% Debt Ratio 37%(3) PECO: FFO / Interest 5.8x A- 3.5x - 4.2 x FFO / Debt 23% 20% - 28% Debt Ratio 51% (Stand-alone) Notes: Exelon consolidated, ComEd and PECO metrics exclude securitization debt. See presentation appendix for FFO (Funds from Operations)/Interest and and FFO/Debt reconciliations to GAAP. (1) Senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO; (2) Based on S&P Business Profiles 7, 8 and 4 for Exelon, Generation, and ComEd and PECO, respectively; (3) Reflects $1.2 billion ComEd goodwill write off in 2005 Exelon's Balance Sheet is strong "A" Target Range (2) Projected 2006 Key Credit Measures S&P Credit Ratings(1)

ComEd becomes a pure wires business Returns determined through traditional regulatory processes Received Illinois Commerce Commission (ICC) approval of reverse auction with energy cost pass through - Rate increase expected on delivery services tariff (DST) Exelon Generation gets a market price for all its Midwest production - Approximately 90 TWh nuclear and 10 TWh coal - About 2/3 of which is currently supplied to ComEd at a discount to today's market price Composition of earnings shifts from ComEd to Generation ComEd is willing to work with stakeholders to mitigate the potential customer impacts of transitioning to market prices for generation Net Impact on earnings is expected to be positive for Exelon overall ComEd Genco Exelon Generation Margin - + + DST + N/A + Net Earnings Impact - + + End of Illinois Transition Period

33% of load 33% of load 33% of load 3 yrs. + 5 mos. 3 yrs. 3 yrs. 3 yrs. 2 yrs. + 5 mos. 3 yrs. 3 yrs. 3 yrs. 17 mos. 3 yrs. 3 yrs. 3 yrs. 3 yrs. >> 3 yrs.>> Calendar Year 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 PJM Planning Year (June 1- May 31) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Transitional contracts shown in black. 17 mos. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. CPP-B CPP-A (for customers < 3 MW) Term Structures for Fixed Price Auctions ComEd Energy Procurement Plan Notes: CPP-A is the auction for the annual fixed price product. It is the default service for customers between 400 KW and 3 MW. CPP-B is the auction for the blended fixed price products (blended 3-year contracts) applicable to residential and small commercial customers below 400 KW.

Energy/ Capacity $/MWh POLR Price $/MWh Variable Costs Fixed Costs 0 14 27 41 54 68 95 108 1,500 Net MWe 93% Capacity Factor ~$1,580 / kWe $4.00 / MWh Fuel ~3 years to Permit ~5 years to Construct Tech. Readiness: Low 500 Net MWe 85% Capacity Factor ~$2,000 / kWe $2.10 / MMBTU Fuel ~2 years to Permit ~3 years to Construct Tech. Readiness: High 590 Net MWe 79% Capacity Factor ~$2,200 kWe $2.10 / MMBTU Fuel ~2 years to Permit ~4 years to Construct Tech. Readiness: Low 510 Net MWe 90% Capacity Factor ~$700/ kWe $8.00 / MMBTU Fuel ~1.5 years to Permit ~2 years to Construct Tech. Readiness: High Global Assumptions: Costs exclude carbon capture; 40-year plant life; 9% after-tax weighted avg. cost of capital; 40% tax rate; 3% cost escalation. Fixed costs include fixed O&M, capital and return on capital. Variable costs include variable O&M, fuel and emissions costs. Fuel assumptions are IL #6 (coal) and ComEd City Gate (gas). POLR price assumed to be 1.35 x energy + capacity (equivalent to 1.5 x energy only) for base-loaded plants. (1) PJM NiHub forward for Cal 2007 ATC ($46.36/ MWh on 3/08/06). 81 2005 Historical 2007 Forward (1) Break-Even Price for New Construction - 2006$

Targeted capital investment and sound operating fundamentals driving fleet efficiency and reliability Market-driven investments in plant improvements that increase unit profitability Material condition improvement resulting in improved unit reliability, heat rate and capacity Capitalizing on market opportunities through improved operating flexibility and market responsiveness Application of Management Model has resulted in improved operations; will provide similar results in the larger PSEG fossil fleet Exelon Power is well positioned to capitalize on market opportunities Exelon Power Performance - Reliability

Nuclear Performance - Production Sustained nuclear production reliability Continued growth in generation output Consistently high capacity factors Continued excellence in refueling outage performance Exelon Nuclear's sustained reliability is a competitive advantage Data sources: Nucleonics Week, Electric Utility Cost Group. Exelon data excludes Salem

Exelon capitalizes on its nuclear cost advantage Consistent improvement in production cost Industry leader in production cost by a substantial margin The size and scale of the fleet enables low-cost generation Exelon's low-cost nuclear generation is a competitive advantage Data source: Electric Utility Cost Group Nuclear Performance - Cost

2004 2005 2006 2007 2008 2009 2010 Contracted 10700 8991 6923 8456 7342 3629 2520 Flexibilities 1810 3517 1707 1571 186 70 Demand 8437 11587 8472 10027 7528 9196 7393 Uranium market prices have increased, but Exelon is managing its portfolio Reduced uranium consumption by 25% Contracting strategy protects us from increases through 2008 Uranium is a small component of total production cost Expect long-term fundamentals in $20-25 range due to new uranium production Exelon Nuclear is managing fuel costs Nuclear Performance - Fuel Costs

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP EPS Reconciliation 1Q 2006/2005 Three Months Ended March 31, 2006 and 2005:

2006 Exelon Earnings Guidance Exelon's outlook for 2006 adjusted (non-GAAP) operating earnings excludes mark-to-market adjustments from non-trading activities, income resulting from investments in synthetic fuel-producing facilities, significant impairments of intangible assets, certain severance costs, and certain costs associated with the proposed merger with PSEG. These earnings estimates do not include any impact of future changes to GAAP. Earnings guidance is based on the assumption of normal weather.

Re-Fill Storage Peak Usage C&I Customers on BGSS Tariff Tariff